SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 April 28, 1998
                             -----------------------
                Date of Report (Date of earliest event reported)


                           PALATIN TECHNOLOGIES, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                               ------------------
                 (State or other jurisdiction of incorporation)


            0-22686                              95-4078884
     ------------------------       -----------------------------------
     (Commission File Number)       (IRS Employer Identification Number)


   214 Carnegie Center, Suite 100, Princeton, New Jersey       08540
  -------------------------------------------------------   ----------
        (Address of Principal Executive Offices)            (Zip Code)


       Registrant's telephone number, including area code (609) 520-1911

                                 Not Applicable
               ---------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

        As of April 28, 1998, Palatin Technologies, Inc. (the "Company") completed a private placement of 18,875 shares of Series B Convertible Preferred Stock of the Company for gross proceeds of $1,887,500 and net proceeds of approximately $1,600,000. The Series B Convertible Preferred Stock was sold to four accredited investors pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

        The Company has agreed to file, by June 12, 1998, a registration statement under the Securities Act, registering for resale the shares of the Company's common stock, $.01 par value (the "Common Stock") issuable on conversion of the Series B Convertible Preferred Stock. See the Registration Rights Agreement filed as Exhibit 99.2 to this Form 8-K.

        The net proceeds of the private placement will be used for working capital purposes, and no portion will be used to redeem any equity or equity-equivilent securities of the Company, and no more than $1,200,000 will be used for repayment of the Company's indebtedness. Paramount Capital, Inc. received a finder's fee of $188,750 in connection with the private placement.

        Each share of Series B Convertible Preferred Stock is convertible at any time, at the option of the holder, into the number of shares of Common Stock equal to $100 divided by the conversion price (as "conversion price" is defined in the Certificate of Designations of the Series B Convertible Preferred Stock filed as Exhibit 3.8 to this Form 8-K). The current conversion price for the
Series B Convertible Preferred Stock is $5.50. Each share of Series B Convertible Preferred Stock is currently convertible into approximately 18.2 shares of Common Stock.

        The conversion price for Series B Convertible Preferred Stock is subject to adjustment upon certain events, including payment of stock dividends, distributions, and tender offer or merger announcements. The Series B Conversion Price is also subject to adjustment on August 26, 1998, if the average closing bid price of the Common Stock for the thirty (30) consecutive trading days immediately preceding August 26, 1998 (the "Series B Reset Trading Price") is less than $6.05 (a "Series B Reset Event"). Upon a Series B Reset Event, the Series B Conversion Price will be reduced to greater of (i) the Series B Reset Trading Price divided by 1.1 or (ii) $2.75. See the Certificate of Designations of the Series B Convertible Preferred Stock, filed as Exhibit 3.8 to this Form 8-K.


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

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          c)    Exhibits

                3.8 Certificate of Designations of Series B Convertible Preferred Stock of the Company, filed on April 27, 1998

                4.7     Specimen Certificate for Series B Convertible  Preferred
                        Stock

                99.1 Convertible Preferred Stock Purchase Agreement dated as of April 28, 1998, between the Company and the purchasers named therein, relating to Series B Convertible Preferred Stock

                99.2 Registration Rights Agreement dated as of April 28, 1998, between the Company and the purchasers named therein, relating to Common Stock issuable on conversion
                        of  Series  B  Convertible   Preferred   Stock

          SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PALATIN TECHNOLOGIES, INC.


                                        By    /s/ Stephen T. Wills
                                           ---------------------------
                                           Name:  Stephen T. Wills
                                           Title: Vice President and
                                                  Chief Financial Officer


Date: May 8, 1998


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